Acquisition of Diamond Anvil Designs	9 Months Ended	12 Months Ended
	Oct. 31, 2015	Jan. 31, 2015
Business Combinations [Abstract]
Acquisition of Diamond Anvil Designs

Note 4. Acquisition of Diamond Anvil Designs

On February 7, 2014, we acquired all of the shares of Diamond Anvil Designs, LLC (“Diamond Anvil”) for $150,000. The agreement called for a $25,000 payment on the agreement date, and $125,000 in additional payments over the following five months. Through October 31, 2015, we have made cash payments of $140,000. Diamond Anvil owns intellectual property for a vapor pen; they have no tangible assets. As a result of the Company lacking inputs and outputs necessary to be considered a business, the acquisition was treated as an asset acquisition. Due to the significant doubt of future cash flows of this concept acquisition, the entire amount was impaired. During the nine months ended October 31, 2015 and 2014, the Company recognized impairment expense of $30,000 and $100,000, respectively, related to this transaction.

Note 4. Acquisition of Diamond Anvil Designs

On February 7, 2014, the Company acquired all of the shares of Diamond Anvil Designs, LLC (“Diamond Anvil”) for $150,000. The agreement called for a $25,000 payment on the agreement date, and $125,000 in additional payments over the following five months. Through January 31, 2015, we have made cash payments of $110,000. Diamond Anvil owns intellectual property for a vapor pen; they have no tangible assets. As a result of the Company lacking inputs and outputs necessary to be considered a business, the acquisition was treated as an asset acquisition. Due to the significant doubt of future cash flows of this concept acquisition, the entire amount was impaired.